UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: April 7, 2004



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.


     (c)   Exhibits.

           Exhibit Number    Description
           --------------    -----------

                99.1 Press release of Simtek Corporation (the "Company"), dated April 7, 2004, announcing its outlook for 2004 and the status of a new product rollout.


Item 12.  Results of Operations and Financial Condition.

     On April 7, 2004, the Company issued a press release announcing its outlook for 2004 and the status of a new product rollout. A copy of the press release is included herewith as Exhibit 99.1.

     LIMITATION ON INCORPORATION BY REFERENCE. In accordance with General Instruction B.6 of Form 8-K, the information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.




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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SIMTEK CORPORATION


April 7, 2004                   By:   /s/Douglas Mitchell
                                    --------------------------------------------
                                    Douglas Mitchell
                                    Chief Executive Officer, President and
                                    Chief Financial Officer (acting)






















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


                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

      99.1 Press release the Company, dated April 7, 2004, announcing its outlook for 2004 and the status of a new product rollout.


















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